OTHER EXPENSE, NET (Tables)	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Schedule of Other (Income) Expenses
	Year ended December 31,
	2022	2021
Doubtful debt provision	$1,000	$3,000
Change in liability for future earn-out	-	689
Other	138	685
Total other expense, net	$1,138	$4,374

Schedule of Allowance for Doubtful Accounts
	Year ended December 31,
	2022	2021
Balance at beginning of period	$11,667	$8,667
Provision during the period	1,000	3,000
Balance at end of period	$12,667	$11,667